UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 19, 2007
Service Air Group Inc.
(Exact name of registrant as specified in its charter)

New Jersey	000-30329	22-3719171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7164-120th Street Surrey, BC, Canada V3W 3M8	V7B 1B5
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(604) 722-2147
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes In Registrant's Certifying Accountants

On February 19, 2007, Staley, Okada & Partners, Chartered Accountants resigned as our independent accountants. The resignation of Staley, Okada & Partners (“Staley, Okada”) resulted from a transaction entered into by Staley, Okada and PricewaterhouseCoopers LLP, under which certain assets of Staley, Okada were sold to PricewaterhouseCoopers LLP and a number of the professional staff and partners of Staley, Okada joined PricewaterhouseCoopers LLP and will carry on practicing as members of PricewaterhouseCoopers LLP. Our Board of Directors has approved a change of accountants to Moore & Associates, CHTD, Chartered Accountants.

During our last completed fiscal year, and any subsequent interim periods preceding the change in accountants, there were no disagreements with Staley, Okada, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure. The report on the financial statements prepared by Staley, Okada for the 2005 fiscal year did not contain an adverse opinion or a disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principals, except that Staley, Okada expressed in their report substantial doubt about our ability to continue as a going concern.

We provided Staley, Okada & Partners with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish us with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Staley, Okada & Partners dated February 19, 2007 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

We have engaged the firm of Moore & Associates, CHTD effective as of February 19, 2007. Moore & Associates CHTD was not consulted on any matter relating to accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has Morre & Associates, CHTD provided to us a written report or oral advice regarding such principles or audit opinion on any matter that was the subject of a disagreement or reportable event set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principle independent accountant.

Item 9.01 Financial Statements and Exhibits

16.1 Letter from Staley, Okada and Partners regarding change in independent accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Service Air Group Inc.
(Registrant)

Date	February 23, 2007
By:		/s/ Mohammad Sultan
Name		Mohammad Sultan
Title:		CEO